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                                     Exhibit (a)(1)(viii) - Amended and Restated
                                                   Notice of Guaranteed Delivery

                              AMENDED AND RESTATED
                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                            UGLY DUCKLING CORPORATION

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         This Amended and Restated Notice of Guaranteed Delivery (this "Notice of Guaranteed Delivery"), or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of Common Stock, $.001 par value per share (the "Shares"), of Ugly Duckling Corporation, a Delaware corporation, are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to Computershare Trust Company, Inc., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in the Amended and Restated Offer to Purchase) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis.

                        The Depositary for the Offer is:

                        Computershare Trust Company, Inc.

            By First Class Mail, Overnight Courier or Hand Delivery:

                        COMPUTERSHARE TRUST COMPANY, INC.
                      12039 WEST ALAMEDA PARKWAY, SUITE Z-2
                               LAKEWOOD, CO 80228


                  Facsimile (for eligible institutions only):
                                 (303) 984-2444

        Confirm Facsimile by telephone (for eligible institutions only):
                                 (303) 984-4043

              For information please contact Shannon Lundquist at:
                                 (303) 984-4043

         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above, or transmission of instructions via facsimile transmission other than as set forth above, will not constitute a valid delivery.

         THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE AMENDED AND RESTATED LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE AMENDED AND RESTATED LETTER OF TRANSMITTAL.


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Ladies and Gentlemen:

         The undersigned hereby tenders to UDC Acquisition Corp., a Delaware corporation, upon the terms and subject to the conditions set forth in the Amended and Restated Offer to Purchase, dated December 14, 2001 (the "Amended Offer to Purchase"), and the related Amended and Restated Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in the Amended Offer to Purchase under the heading "THE OFFER - Procedures for Tendering Shares".

Number of Shares Tendered:
                            ---------------------------------------------------
Certificate Nos. (if available):
                                  ----------------------------------------------

[ ] Check box if Shares will be delivered by book-entry transfer to The Depository Trust Company.

Account No.:
              ---------------------------------------------------------

              ---------------------------------------------------------

              ---------------------------------------------------------


(Signature(s) of Holder(s))


Dated:                    , 200
     ------------------        --------

Name(s) of Holder(s):
                        -----------------------------------------------
                                    (Please Type or Print)

Address:
          ----------------------------------------------------

Zip Code:
           -------------------------

Area Code and Telephone No.:
                              -----------------------------------------



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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a bank, broker, dealer, credit union, savings association, firm or other entity which is a member in good standing of the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program,
(a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4, and (c) guarantees to deliver to the Depositary, at its addresses set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares, into the Depositary's account at The Depository Trust Company, in each case with delivery of the Amended and Restated Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees or an "agent's message" (as defined in the Amended Offer to Purchase) in the case of book-entry delivery, and any other required documents, all within 3 Nasdaq National Market trading days after the date hereof.

   The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Amended and Restated Letter of Transmittal and the certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
               --------------------------------------------------------

Authorized Signature:
                       ------------------------------------------------

Name:
        ------------------------------------
                  (Please Type or Print)

Title:
         --------------------------------------------------------------

Address:
          ----------------------------------------------------

Zip Code:
           ---------------------------------------------------

Area Code and Telephone Number:
                                 --------------------------------------


Dated: ____________________________, 200__

DO NOT SEND SHARE CERTIFICATES WITH THIS AMENDED AND RESTATED NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT TO THE DEPOSITARY WITH YOUR AMENDED AND RESTATED LETTER OF TRANSMITTAL.